[LOGO]                                                                                            EXHIBIT 5.1

                     KPMG LLP
                     Chartered Accountants
                     1200 205 - 5th Avenue SW                                Telephone (403) 691-8000
                     Calgary AB  T2P 4B9                                     Telefax (403) 691-8008
                                                                             www.kpmg.ca

To:  The Board of Directors
     TransCanada PipeLines Limited

    We consent to the use in this registration statement on Form F-9 of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP
Calgary, Alberta
May 30, 2003

[LOGO]